SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)     January 31, 2000
                                                        ----------------


                    GLOBAL TELECOMMUNICATION SOLUTIONS, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)




        Delaware                    1-13478                      13-3698386
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)


10 Stow Road, Suite 200, Marlton, New Jersey                      08053
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code    (856) 797-3434
                                                      --------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On October 28, 1999, certain subsidiaries ("Subsidiaries") of Global Telecommunication Solutions, Inc. ("Company") that are involved in the traditional phone card business filed voluntary petitions for protection under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware in Wilmington, which cases are being jointly administered under case number 99-3923 (MFW).

         On December 21, 1999, the Subsidiaries entered into a service agreement with JD Services, Inc. ("JD"), a prepaid phone card provider located in Salt Lake City, Utah, pursuant to which the Subsidiaries transferred all of their previously activated phone cards to JD's switched platform and JD agreed to provide the Subsidiaries with debtor in possession financing by delivering the initial $750,000 in services on credit terms.

         On January 31, 2000, the Subsidiaries entered into an Asset Purchase Agreement ("Purchase Agreement"), as amended on February 18, 2000, to sell all of their assets to JD. JD will pay an aggregate of $2.1 million for the assets as follows: (i) forgiveness of approximately $750,000 of the debtor in possession financing previously provided to the Subsidiaries, (ii) assumption of the Company's obligation to provide telecommunications services to previously activated phone cards and (iii) payments of amounts by which the assumed liabilities are less than $1.35 million.

         The closing of the asset sale is subject to a number of conditions, including, without limitation, approval of the United States Bankruptcy Court for the District of Delaware and an auction before the bankruptcy court.

         On February 4, 2000, the Company issued a press release announcing the signing of the Purchase Agreement, which is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.
                  --------

                    10.1 Service Agreement, dated December 21, 1999, between the
                         Subsidiaries and JD (without exhibits)

                    10.2 Purchase Agreement, dated as of January 31, 2000, by
                         and among each of the Subsidiaries and JD

                    10.3 Amendment to Purchase Agreement, dated February 18,
                         2000

                    99.1 Press Release, dated February 4, 2000





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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 6, 2000

                                  GLOBAL TELECOMMUNICATION
                                   SOLUTIONS, INC.



                                  By: /s/ Lee R. Montellaro
                                    ------------------------------------------
                                    Lee R. Montellaro, Chief Financial
                                    Officer (and Principal Accounting Officer)





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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  10.1 Service Agreement, dated December 21, 1999, between the Subsidiaries and JD (without exhibits)

  10.2 Purchase Agreement, dated as of January 31, 2000, by and among each of the Subsidiaries and JD

  10.3            Amendment to Purchase Agreement, dated February 18, 2000

  99.1            Press Release, dated February 4, 2000